UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2020 – November 30, 2020

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

11.30.2020 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

(formerly, Guggenheim Taxable Municipal Managed Duration Trust)

GuggenheimInvestments.com

CEF-GBAB-SAR-1120

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Trust and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

DEAR SHAREHOLDER (Unaudited)	November 30, 2020

We thank you for your investment in the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (formerly, Guggenheim Taxable Municipal Managed Duration Trust) (the “Trust”). In August 2020, the Board of Trustees of the Trust approved modifications to certain non-fundamental investment policies along with a corresponding name change. The modifications are primarily intended to provide the Trust with greater investment flexibility while remaining consistent with the Trust’s overall investment objectives. The changes took effect on November 19, 2020, and are described in the Questions & Answers sections of the report. The Trust’s primary investment objective remains the same, which is to provide current income with a secondary objective of long-term capital appreciation.
This report covers the Trust’s performance for the six-month period ended November 30, 2020, which concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in large-scale asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.
The recovery since the spring has been faster than expected, thanks to massive fiscal support. Encouraging progress on the vaccine front bode well for vaccine take up rates and the time needed to bring the pandemic under control. We expect a sizable growth acceleration in the middle of 2021 as multiple vaccines are broadly distributed in the U.S. However, the latest COVID wave is the largest yet, which has led to renewed lockdowns and a setback in the recovery. Winter weather and holiday gatherings could cause things to get worse before they get better.
These events affected performance of the Trust for the period. To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. There, you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Trust’s performance.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2020, the Trust provided a total return based on market price of 9.52% and a total return based on NAV of 8.00%. As of November 30, 2020, the Trust’s market price of $24.59 per share represented a premium of 6.63% to its NAV of $23.06 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.14% based on the Trust’s closing market price of $24.59 on November 30, 2020. There is no guarantee of future distributions or that the current returns and distribution rate will be

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2020

maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 25, and Note 2(f) on page 50 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 66 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
December 31, 2020

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2020

The period was marked by COVID-19, the deadliest pandemic in a century, which caused a steeper plunge in output and employment in two months than during the first two years of the Great Depression. However, the recovery since May 2020 has been faster than expected, with consumer confidence holding up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth.
Nonetheless, the U.S. economy slowed in the final weeks of 2020, as the COVID-19 pandemic worsened, with the expected holiday season surge in cases leading to new restrictions and stay-at-home orders in a number of states. The ramping up of vaccine distribution may help drive recovery by the second quarter of 2021, but the pace of vaccine rollout is likely not yet fast enough to stop the current wave, risking a further slowdown in the near term.
The slowing recovery was evident in falling small business optimism in November’s National Federation of Independent Business (“NFIB”) survey, which saw a sharp contraction in the number of businesses expecting the economy to improve. One bright spot in the report was that a relatively high amount of businesses plan more hiring, consistent with the rebound in job openings data, which has bounced back much faster than in previous recessions. These positive signals of elevated labor demand suggest that once the pandemic impediment to business activity starts to fade, we could see relatively rapid job growth in 2021, one of the U.S. Federal Reserve’s (the “Fed’s”) two policy mandates. The other, inflation at 2%, remains a challenge. While the most recent reading of core Consumer Price Index was slightly stronger than expected at 1.6%, its more durable components, such as rental inflation, continue to soften, suggesting underlying inflation remains weak.
Beyond the data, the market has been focused on the recently passed federal fiscal package, which adds more support for small businesses, new stimulus payments, reinstates federal unemployment benefits, and provides some funding for state and local governments. This stimulus should be out the door relatively quickly, helping to cushion incomes in the first quarter even as the pandemic worsens. And with Democrats taking control of the Senate after the period ended, more fiscal stimulus appears to be on the way, which should drive a strong recovery by the summer as vaccines are more widely distributed and consumers and businesses can draw on buffers built up during the crisis. With a change in Senate control, there is some chance that Democratic proposals the markets had worried about under a Biden presidency, such as corporate and individual tax hikes and heavier regulations, could move forward. A Biden presidency may also mean more predictable policymaking and a scaled back trade war.
We expect the Fed to remain ultra-accommodative, continuing its current pace of asset purchases “until substantial further progress has been made” in reaching its dual mandate goals. Given the amount of labor market healing still ahead of us, and continued disinflationary headwinds, the Fed will likely continue to signal to the market it will be on hold even as we see strong economic growth rates in 2021.

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2020

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Allen Li, CFA, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the six-month period ended November 30, 2020.
Discuss the Trust’s changes to the non-fundamental investment policy and name.
In August 2020, the Board of Trustees of the Trust approved modifications to certain non-fundamental investment policies along with a name change to Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust. The modifications were primarily intended to provide the Trust with greater investment flexibility while remaining consistent with the Trust’s overall investment objectives. The changes took effect on November 19, 2020. The Trust will continue to trade on the NYSE under its current ticker symbol, “GBAB”.
The Trust expanded its non-fundamental 80% investment policy to include, in addition to taxable municipal securities, other investment grade, income-generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities. In addition to the 80% investment policy change, the Trust (i) removed certain limitations on the composition of the other 20% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”), (ii) removed the limitation on illiquid investments, (iii) added a policy to invest at least 50% of its Managed Assets in taxable municipal securities and (iv) changed the level at which the Trust seeks to maintain its leverage-adjusted duration from generally less than 10 years to generally less than 15 years.
No other changes to the Trust’s other investment policies or the Trust’s portfolio management team are currently anticipated. No action was required by shareholders of the Trust in connection with these investment policy modifications or the change in the Trust’s name.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and

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Reinvestment Act of 2009 (the “Act”) and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities. As outlined in the response to the question above, the 80% policy was expanded beyond taxable municipal securities in November to include such investment-grade, income-generating securities and the policy regarding the other 20% of Managed Assets was modified in November to remove certain limitations on its composition. Three specific opportunities that the Trust seeks to further pursue upon the investment policy changes are investments in (i) debt instruments issued by non-profit entities, such as entities related to healthcare, housing and higher education, (ii) “municipal conduits” (entities on whose behalf municipalities issue bonds, but the conduit, not the municipality, is obligated to pay the interest and principal on the bonds), and (iii) project finance corporations. Guggenheim Investments believes these debt instruments are rapidly growing components of the municipal securities and municipal-related markets. The Trust will also pursue investment opportunities in other investment-grade rated debt sectors.
Under normal market conditions, the Trust invests at least 80% of its Managed Assets in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin. As part of the non-fundamental investment policy changes, the Trust removed the limitation on illiquid investments. Previously, the Trust could not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, were illiquid.
Why is the Trust focused on taxable municipals?
Most investors equate the municipal market with tax-exemption. But taxable municipals are a growing part of the market, in fact the fastest-growing segment in U.S. fixed income for 2020. Year-to-date, taxable municipals have posted the best results in the municipal space, in part due to their longer durations and higher yields.
Issuance for the year is expected to total $170 billion, more than double the $85 billion sold in all of 2019. That represents about 30% of primary market volume, up from an average of about only 9% from 2011 to 2018. Taxable municipals total about $700 billion of the $3.7 trillion municipal market.
Growth has surged because of low interest rates that reduced the cost of borrowing for many municipal market issuers and the refinancing of outstanding tax-exempt bonds by states and local governments with taxable securities, which was required by a tax law change in 2017. Even though taxable advance refundings have been available for years, borrowing costs prevented issuers from using them. Taxable municipals are also popular for general purpose funding for higher education and healthcare.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

The benefits of taxable municipals include their higher yields compared with similarly rated tax-exempt municipal and corporate debt with similarly low historical rates of default. The higher yields stem from their absence of tax benefits, but also because the sector is small when compared with the total municipal market and perhaps not as well known. But like most municipal issues, the taxable market is generally high in credit quality. The growing size of the taxable market means that investors have more to choose from, thus helping increase its potential to help portfolio diversification.
Generally, taxable municipals have longer average duration, which makes them more sensitive to changes in interest rates than tax exempts, suggesting that total returns for taxable municipals could lag that of tax exempts if rates jump quickly. While issuance of taxable municipals occurs across the yield curve, the trend is toward longer maturities, including some 100-year issues in the higher education sector.
Issuers should continue to take advantage of refinancing opportunities through the taxable municipal market, and their share of the municipal market should be maintained, if not grow. Taxable municipals have also drawn the interest of international investors, whose ownership has been steadily increasing along with the size of the market. Improved hedging costs have also attracted overseas buyers, continuing their preference for liquid, “brand name” credits.
The trend is likely to continue, as taxable municipals are a compelling alternative to corporate bonds, offering typically higher yields and lower rates of default. The market has grown to $700 billion, but is still dwarfed by the $3.7 trillion that makes up the tax-exempt side of the market.
Most of the Trust’s assets are in Build America Bonds. Is that expected to continue?
It is not currently anticipated that there will be substantial portfolio turnover in conjunction with the non-fundamental investment policy changes in the immediate future. BABs remain an integral part of the portfolio.
That said, the BABs market is not growing and the number of BABs available is limited. BABs were created following the 2008 financial crisis to support job-creating projects funded by the public finance market. Although interest received on BABs is subject to U.S. federal income tax, issuers of these securities are eligible to receive a subsidy of up to 35% from the U.S. Treasury, which, under sequestration, has been cut by about 6% each year since 2013. The provisions of the Act have not been extended, so no bonds issued after December 31, 2010, qualify as BABs.
Other parts of the taxable municipal market, however, have been booming. 2020 saw the highest issuance of taxable municipals since the BABs program expired. About 60% of taxable issuance was for advance refunding of tax-exempt municipal debt with taxable debt.
How did the Trust perform for the six-month period ended November 30, 2020?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2020, the Trust provided a total return based on market price of 9.52% and a total return based on NAV of 8.00%. As

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of November 30, 2020, the Trust’s market price of $24.59 per share represented a premium of 6.63% to its NAV of $23.06 per share. As of May 31, 2020, the Trust’s market price of $23.20 per share represented a premium of 5.02% to its NAV of $22.09 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.14% based on the Trust’s closing market price of $24.59 on November 30, 2020. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust.
Please see the Distributions to Shareholders & Annualized Distribution Rate on page 25, and Note 2(f) on page 50 for more information on distributions for the period.
How did other markets perform in this environment for the six-month period ended November 30, 2020?
Index	Total Return
Bloomberg Barclays Municipal Bond Index	3.29%
Bloomberg Barclays Taxable Municipal Index	5.08%
Bloomberg Barclays U.S. Aggregate Bond Index	1.79%
Bloomberg Barclays U.S. Corporate High Yield Index	10.36%
Credit Suisse Leveraged Loan Index	7.96%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	7.53%
ICE Bank of America Merrill Lynch Build America Bond Index	5.25%
S&P 500 Index	19.98%

What was notable in the municipal market for the six-month period ended November 30, 2020?
The municipal market, along with many other financial sectors, rebounded as the recovery since March was faster than expected, and was further boosted by positive vaccine news toward the end of the period. The rally drove municipal/treasury ratios to contract to pre-COVID-19 levels. The potential for post-election stimulus added support to financial markets, including the municipal market.
Still, there are long-term scarring effects from small business failures, corporate bankruptcies, and higher debt burdens, which could drag on the recovery. Further clouding the outlook, states are reporting significant budgetary deficits for Fiscal Years 2020 and 2021. At period end, Congress had not provided additional aid to struggling state and local governments, which face job and spending cuts without more support.

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The Fed acted quickly to restore market functioning and cushion the economy in the spring, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. These included the Fed’s commitment to buy short-term municipal bonds as part of the government’s $2 trillion stimulus bill, enacted in March and providing $150 billion directly to state governments and key funding to help hospitals cope with the budgetary pressures of COVID-19. In April, the Fed said a municipal liquidity facility would offer up to $500 billion in lending to states and municipalities. However, in November, the U.S. Treasury said the municipal liquidity facility as well as other Fed lending facilities would sunset on December 31, 2020, as scheduled.
Much of the market performance over the period stemmed from technical factors like fund flows and issuance. Annual supply rebounded from a five-year low in 2018 and should exceed $460 billion in 2020, the fourth highest level since at least 2003. Net fund flows into municipal bonds have been positive since spring, when the pandemic prompted heavy outflows.
Technical factors began receding near period end, providing less incremental support for market performance. In addition, rating downgrades exceeded upgrades for the second and third quarters, according to Moody’s. Given the challenges facing state and municipal budgets, downgrades could outpace upgrades for several quarters to come.
Discuss Trust asset allocation and respective performance for the six-month period ended November 30, 2020.
The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipal bond securities was approximately 73%. As noted, the Trust expanded its non-fundamental 80% investment policy to include, in addition to taxable municipal securities, other investment grade, income-generating debt securities.
The balance of the Trust’s Managed Assets was invested in high yield corporate bonds, ABS, bank loans, and tax-exempt municipal bonds. The exposure to leveraged credit and ABS contributed to Trust performance, as these sectors had positive returns over the period, but with low correlation to the Trust’s core holdings.
Performance was driven by favorable security selection, sector allocation and the use of leverage to enhance the Trust’s returns. As liquidity improved over the period, spreads in several sectors, including airports, healthcare and hospitals, tightened despite their different underlying credit conditions, implying a technically driven market. We remain cautious in the face of technical factors, such as Fed initiatives and fund inflows, and expect additional negative credit developments over the next 12 months, as tax revenues recover slowly while safety-net and entitlement spending increase. Our focus is on assessing individual credits to identify those equipped to survive in a post-pandemic revenue environment. Rate positioning also added to returns as U.S. Treasury rates rallied.
Discuss the Trust’s duration.
The change in non-fundamental investment policy increased the level at which the Trust seeks to maintain its leverage-adjusted duration from generally less than 10 years to generally less than 15 years. At November 30, 2020, the Trust’s duration was approximately 10.6 years. (Duration is a

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.) The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.
Discuss the Trust’s use of leverage.
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of financial leverage contributed to the Trust’s total return based on NAV during the period.
The Trust utilizes financial leverage as part of its investment strategy to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of November 30, 2020, the Trust’s leverage was approximately 21% of Managed Assets (including the proceeds of leverage), compared with about 18% at the beginning of the period. The Trust currently employs financial leverage through reverse repurchase agreements with five counterparties and a credit facility with a major bank.
Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
The Trust may invest up to 20% of its Managed Assets in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

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The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.
The Bloomberg Barclays Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The ICE Bank of America Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions all over the world, the Trust’s investments and a shareholder’s investment in the Trust are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Trust, the Trust, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

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The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Trust is subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Trust’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gbab for a more detailed description of the risks of investing in the Trust. Shareholders may access the Trust’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.
Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Credit Risk. The Trust could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Trust. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is especially heightened under current conditions.
Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted and are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Trust investments.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”)) may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Trust’s yield, income and performance. Generally, when interest rates increase, the values of

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fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to interest rate risk and diminishing yield and performance.
Leverage Risk. The Trust’s use of leverage, through borrowings or instruments such as derivatives, causes the Trust to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Trust may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Trust than if the Trust were not leveraged, which may result in a greater decline in the market price of the Trust shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Trust’s leverage costs may increase and there is a risk that the Trust may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Trust’s total leverage may vary significantly over time. To the extent the Trust increases its amount of leverage outstanding, it will be more exposed to these risks.
Liquidity Risk. The Trust may invest in municipal securities that are, at the time of investment, illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

Management Risk. The Trust is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Trust to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Trust’s investments and the performance of the Trust. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Trust invests.
Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies. Each of the foregoing may adversely affect the Trust’s investments in municipal securities.
Build America Bonds (“BABs”) Risk. BABs are a form of municipal financing. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. There is no indication that Congress will renew the program to permit issuance of new Build America Bonds. As a result, the number of available BABs is limited, which may negatively affect the value of BABs. In addition, there can be no

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assurance that BABs will continue to be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.
Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases, which involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.
Taxable Municipal Securities Risk. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Debt Instruments Risk. The value of the Trust’s investments in debt instruments (including bonds issued by non-profit entities, municipal conduits and project finance corporations) depends on the continuing ability of the debt issuers to meet their obligations for the payment of interest and principal when due. The ability of debt issuers to make timely payments of interest and principal can be affected by a variety of developments and changes in legal, political, economic and other conditions. Investments in debt instruments present certain risks, including credit, interest rate, liquidity and prepayment risks. Issuers that rely directly or indirectly on government funding mechanisms or non-profit statutes, may be negatively affected by actions of the government, including reductions in government spending, increases in tax rates, and changes in fiscal policy. The value of a debt instrument may decline for many reasons that directly relate to the issuer, such as a change in the demand for the issuer’s goods or services, or a decline in the issuer’s performance, earnings or assets. In addition, changes in the financial condition of an individual issuer can affect the overall market for such instruments.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

Municipal Conduit Bond Risk. Municipal conduit bonds, also referred to as private activity bonds or industrial revenue bonds, are bonds issued by state and local governments or other entities for the purpose of financing the projects of certain private enterprises. Unlike municipal bonds, municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved. Municipal conduit bonds are therefore subject to heightened credit risk, as the private enterprise involved can have a different credit profile than the issuing governmental entity. Municipal conduit bonds may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. Factors such as competitive pricing, construction delays, or lack of demand for the project could cause project revenues to fall short of projections, and defaults could occur. Municipal conduit bonds tend to have longer terms and thus are more susceptible to interest rate risk.
Project Finance Risk. Project finance is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral. Investors involved in project finance face heightened technology risk, operational risk, and market risk because the cash flow generated by the project, rather than the revenues of the company behind the project, will repay investors. In addition, because of the project-specific nature of such arrangements, the Trust face the risk of loss of investment if the company behind the project determines not to complete it.
Risks of Investing in Debt Issued by Non-Profit Institutions. Investing in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems, involves different risks than investing in municipal bonds. Many non-profit entities are tax-exempt under Section 501(c)(3) of the Internal Revenue Code and risk losing their tax-exempt status if they do not comply with the requirements of that section. There is a risk that Congress or the IRS could pass new laws or regulations changing the requirements for tax-exempt status, which could result in a non-profit institution losing such status. Additionally, non-profit institutions that receive federal and state appropriations face the risk of a decrease in or loss of such appropriations. Hospitals and healthcare systems are highly regulated at the federal and state levels and face burdensome state licensing requirements. There is a risk that a state could refuse to renew a hospital’s license or that the passage of new laws or regulations, especially changes to Medicare or Medicaid reimbursement, could inhibit a hospital from growing its revenues. Hospitals and healthcare systems also face risks related to increased competition from other health care providers; increased costs of inpatient and outpatient care; and increased pressures from managed care organizations, insurers, and patients to cut the costs of medical care. There is a risk that non-profit institutions relying on philanthropy and donations to maintain their operations will receive less funding during economic downturns, such as the economic crisis initially caused by the COVID-19 pandemic.

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Senior Loans Risk. The Trust may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans of below investment grade quality are similar to the risks of other lower grade securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade securities, which may have fixed interest rates. The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to LIBOR, which functions as a reference rate or benchmark. It is anticipated that LIBOR will ultimately be discontinued, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields and reduction in value, for these instruments. These events may adversely affect the Trust and its investments in such instruments.
Structured Finance Investments Risk. The Trust’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Trust may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Asset-Backed Securities Risk. ABS may be particularly sensitive to changes in prevailing interest rates. ABS involve certain risks in addition to those presented by mortgage-backed securities (“MBS”). ABS do not have the benefit of the same security interest in the underlying collateral as MBS and are more dependent on the borrower’s ability to pay and may provide the Trust with a less effective security interest in the related collateral than do MBS. There is the possibility that recoveries on the underlying

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

collateral may not, in some cases, be available to support payments on these securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Trust. In addition, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS collateralized by other types of assets are subject to risks associated with the underlying collateral. These risks are elevated given the currently distressed economic, market, labor and public health conditions.
Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) represent an interest in a pool of mortgages. Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of mortgage-backed securities may be substantially dependent on the servicing of the underlying pool of mortgages.
Collateralized Loan Obligation (“CLO”), Collateralized Debt Obligation (“CDO”) and Collateralized Bond Obligation (“CBO”) Risk. In addition to the general risks associated with debt securities discussed herein, CLOs, CDOs, CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., debt obligations) of CLOs, CDOs and CBOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CLOs, CDOs and CBOs. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices;

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broader sentiment and standing in the economic cycle, including expectations regarding future loan defaults; liquidity conditions; and supply and demand at the various tranche levels. Finally, CLOs, CDOs and CBOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Investment Funds Risk. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in Investment Funds. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage.
In addition to the foregoing risks, investors should note that the Trust reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Trust’s Board of Trustees as required by law and the Trust’s governing documents.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 21

TRUST SUMMARY (Unaudited)	November 30, 2020

Trust Statistics
Share Price					$24.59
Net Asset Value					$23.06
Premium to NAV					6.63%
Net Assets ($000)					$450,500

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED NOVEMBER 30, 2020
	Six month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Guggenheim Taxable Municipal Bond & Investment
Grade Debt Trust
NAV	8.00%	8.82%	6.49%	7.20%	9.08%
Market	9.52%	11.76%	10.19%	9.52%	9.54%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Municipal Bonds	88.6%
Closed-End Funds	17.1%
Corporate Bonds	11.3%
Senior Floating Rate Interests	6.4%
Asset-Backed Securities	2.3%
Common Stocks	1.3%
Collateralized Mortgage Obligations	0.1%
Warrants	0.0%*
Total Investments	127.1%
Other Assets & Liabilities, net	(27.1)%
Net Assets	100.0%
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee futures results.
*Less than 0.1%.

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TRUST SUMMARY (Unaudited) continued	November 30, 2020

Ten Largest Holdings	% of Total Net Assets
BlackRock Taxable Municipal Bond Trust	6.3%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.6%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds, 7.10%	3.6%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds, 8.57%	3.3%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds,
Taxable Build America Bonds, 7.09%	3.0%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy), 6.00%	2.9%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	2.8%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable
Build America Bonds, 7.10%	2.7%
Nuveen Taxable Municipal Income Fund	2.7%
Oakland Unified School District, County of Alameda, California, Taxable General Obligation
Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B, 6.88%	2.4%
Top Ten Total	33.3%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 23

TRUST SUMMARY (Unaudited) continued	November 30, 2020

Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.0%
AA	41.2%
A	22.7%
BBB	11.0%
BB	4.6%
B	4.1%
CCC	0.8%
NR2	0.2%
Other Instruments
Closed-End Funds	13.4%
Common Stocks	1.0%
Warrants	0.0%*
Total Investments	100.0%

1
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rate securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

2	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%.

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TRUST SUMMARY (Unaudited) continued	November 30, 2020

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2020, 89% of the distributions were characterized as ordinary income, 9% of the distributions were characterized as long-term capital gains and 2% of the distributions were characterized as a return of capital. The final determination of the tax character of the distributions paid by the Trust in 2020 will be reported to shareholders in January 2021.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2020

	Shares	Value

COMMON STOCKS† – 1.3%
Financial – 1.3%
Pershing Square Tontine Holdings Ltd. — Class A*	213,570	$ 5,554,956

Energy – 0.0%
SandRidge Energy, Inc.*	9,544	25,482
Summit Midstream Partners, LP*	1,140	17,146
Total Energy		42,628

Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc.*,†††,1	17,838	36,581

Industrial – 0.0%
BP Holdco LLC*,†††,1	15,619	5,507
Vector Phoenix Holdings, LP*,†††	15,619	1,404
Total Industrial		6,911
Total Common Stocks
(Cost $4,270,282)		5,641,076

WARRANTS† – 0.0%
Pershing Square Tontine Holdings, Ltd.
$23.00, 07/24/25*	23,730	228,994
Total Warrants
(Cost $134,763)		228,994

CLOSED-END FUNDS† – 17.1%
BlackRock Taxable Municipal Bond Trust	1,058,939	28,379,565
Nuveen Taxable Municipal Income Fund	530,189	12,072,404
Nuveen AMT-Free Quality Municipal Income Fund	441,210	6,516,672
Nuveen Quality Municipal Income Fund	383,883	5,769,761
Nuveen AMT-Free Municipal Credit Income Fund	311,829	5,117,114
Invesco Municipal Opportunity Trust	292,274	3,685,575
Invesco Trust for Investment Grade Municipals	250,383	3,239,956
Invesco Municipal Trust	238,904	3,034,081
BlackRock MuniVest Fund, Inc.	274,679	2,477,605
Nuveen California Quality Municipal Income Fund	140,274	2,106,915
Invesco Advantage Municipal Income Trust II	173,837	1,948,626
BNY Mellon Strategic Municipals, Inc.	170,865	1,438,683
Eaton Vance Municipal Income Trust	86,288	1,143,316
Total Closed-End Funds
(Cost $73,662,947)		76,930,273

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

MUNICIPAL BONDS†† – 88.6%
California – 16.4%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[12]
7.10% due 08/01/40	$ 7,785,000	$ 12,353,160
6.80% due 08/01/30	2,245,000	3,227,434
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33[2]	10,000,000	10,824,300
Los Angeles Department of Water & Power System Revenue Bonds,
Build America Bonds[12]
7.00% due 07/01/41[2]	10,000,000	10,330,500
Long Beach Unified School District, California, Qualified School Construction Bonds,
Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25[2]	7,500,000	8,694,375
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42	7,500,000	7,638,150
Palomar Community College District General Obligation Unlimited
2.99% due 08/01/44	6,700,000	6,743,617
California Housing Finance Revenue Bonds
3.66% due 02/01/29[2]	3,000,000	3,214,950
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38[2]	2,000,000	2,254,380
San Bernardino City Unified School District General Obligation Unlimited
2.72% due 08/01/37	1,000,000	1,016,350
2.73% due 08/01/37	700,000	712,040
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45[2]	1,500,000	1,526,310
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[12]
7.25% due 08/01/28	1,025,000	1,332,521
Placentia-Yorba Linda Unified School District (Orange County, California), General
Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction
Bonds, Election of 2008
5.40% due 02/01/26[2]	1,000,000	1,221,750
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	660,000	781,546
6.05% due 08/01/21	120,000	124,422
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[2]	500,000	596,360
California State University Revenue Bonds
3.90% due 11/01/47[2]	500,000	595,160
Hillsborough City School District General Obligation Unlimited
due 09/01/36[3]	500,000	315,965
due 09/01/40[3]	500,000	264,920

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

MUNICIPAL BONDS†† – 88.6% (continued)
California – 16.4% (continued)
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	$ 250,000	$ 269,690
Total California		74,037,900

Texas – 11.9%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds[12]
7.09% due 01/01/42[2]	10,020,000	13,364,876
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37	8,900,000	9,298,364
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[2]	5,250,000	5,172,772
2.84% due 01/01/34	2,300,000	2,264,833
2.74% due 01/01/33	850,000	837,599
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	6,800,000	6,966,736
North Texas Tollway Authority Revenue Bonds
3.03% due 01/01/40	6,700,000	6,898,588
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[2]	6,500,000	6,469,385
City of Dallas Texas Waterworks & Sewer System Revenue Bonds
2.82% due 10/01/42[2]	2,100,000	2,159,577
Total Texas		53,432,730

Washington – 10.1%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[12]
7.40% due 04/01/41[2]	6,675,000	10,633,141
7.10% due 04/01/32	3,325,000	4,622,781
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	7,396,100
Central Washington University, System Revenue Bonds, 2010, Taxable
Build America Bonds[12]
6.50% due 05/01/30	5,000,000	6,470,800
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[12]
6.79% due 07/01/40[2]	5,000,000	6,450,800
City of Anacortes Washington Utility System Revenue Bonds
6.48% due 12/01/20[2]	5,000,000	5,000,000
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	4,409,779
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	317,142
Total Washington		45,300,543

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

MUNICIPAL BONDS†† – 88.6% (continued)
Pennsylvania – 5.1%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30[2]	$ 10,330,000	$ 13,229,734
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[2]	6,895,000	9,508,481
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	195,000	197,085
Altoona Water Authority Revenue Bonds
6.44% due 12/01/20	10,000	9,900
Total Pennsylvania		22,945,200

New York – 4.7%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
America Bonds[12]
8.57% due 11/01/40[2]	10,010,000	14,701,887
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	4,250,000	4,344,945
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34[2]	2,250,000	2,251,170
Total New York		21,298,002

New Jersey – 4.4%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[12]
7.10% due 01/01/41[2]	10,000,000	16,297,300
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42[2]	3,500,000	3,590,545
Total New Jersey		19,887,845

Ohio – 4.2%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	8,900,000	9,115,914
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[2]	5,000,000	6,338,850
Madison Local School District, Richland County, Ohio, School Improvement, Taxable
Qualified School Construction Bonds
6.65% due 12/01/29[2]	2,500,000	2,509,725
Toronto City School District, Ohio, Qualified School Construction Bonds General
Obligation Bonds
7.00% due 12/01/28	1,085,000	1,087,832
Total Ohio		19,052,321

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

MUNICIPAL BONDS†† – 88.6% (continued)
Illinois – 4.1%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[12]
6.90% due 01/01/40[2]	$ 5,100,000	$ 7,143,162
Illinois, General Obligation Bonds, Taxable Build America Bonds[12]
7.35% due 07/01/35[2]	5,000,000	5,606,850
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[12]
6.74% due 11/01/40[2]	2,990,000	4,184,864
State of Illinois General Obligation Unlimited
6.63% due 02/01/35[2]	930,000	1,019,531
6.73% due 04/01/35[2]	200,000	219,442
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39[2]	195,000	205,134
Total Illinois		18,378,983

Alabama – 3.6%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-
Pay Build America Bonds[12]
7.20% due 09/01/38	5,000,000	5,013,000
7.10% due 09/01/35	3,000,000	3,008,040
7.25% due 09/01/40	2,000,000	2,005,100
Auburn University Revenue Bonds
2.68% due 06/01/50[2]	6,500,000	6,515,145
Total Alabama		16,541,285

West Virginia – 3.6%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[12]
7.65% due 04/01/40[2]	10,000,000	16,399,900

Georgia – 3.6%
Atlanta & Fulton County Recreation Authority Revenue Bonds
5.10% due 12/01/47[2]	6,000,000	7,131,300
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb
County Public Schools Project
5.21% due 12/01/22[2]	5,000,000	5,365,200
City of Atlanta Georgia Water & Wastewater Revenue Bonds
2.91% due 11/01/43	3,500,000	3,621,835
Total Georgia		16,118,335

Oklahoma – 2.8%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28[2]	10,950,000	12,485,847
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	163,128
Total Oklahoma		12,648,975

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

MUNICIPAL BONDS†† – 88.6% (continued)
Michigan – 2.7%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[2]	$ 2,610,000	$ 3,867,159
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited
Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[2]	2,640,000	3,624,033
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[2]	3,000,000	3,059,400
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,004,930
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[2]	415,000	423,765
Total Michigan		11,979,287

Indiana – 2.6%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[2]	8,690,000	8,729,627
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[2]	2,920,000	3,009,381
Total Indiana		11,739,008

Colorado – 2.2%
University of Colorado Revenue Bonds
2.81% due 06/01/48[2]	4,250,000	4,348,982
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
Qualified School Construction
6.82% due 03/15/28[2]	2,500,000	3,423,975
City & County of Denver Colorado Airport System Revenue Bonds
2.87% due 11/15/37	2,100,000	2,109,513
Total Colorado		9,882,470

Louisiana – 2.0%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[2]	8,000,000	8,043,760
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital Revenue
Bonds, North Oaks Health System Project, Build America Bonds[12]
7.20% due 02/01/42	1,055,000	1,059,695
Total Louisiana		9,103,455

South Carolina – 1.6%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[12]
7.33% due 07/01/40	5,000,000	7,149,600

Mississippi – 1.0%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	4,500,000	4,550,220

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

MUNICIPAL BONDS†† – 88.6% (continued)
Florida – 0.8%
State Johns County Industrial Development Authority Revenue Bonds
2.54% due 10/01/30	$ 3,600,000	$ 3,612,852

Massachusetts – 0.5%
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46[2]	2,250,000	2,251,508

Wisconsin – 0.4%
State of Wisconsin General Obligation Unlimited
2.49% due 05/01/42	1,650,000	1,713,723

Puerto Rico – 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
0.67% (3 Month USD LIBOR + 0.52%, Rate Floor: 0.00%) due 07/01/29[4]	1,000,000	902,560

Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	273,172

District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	103,668
Total Municipal Bonds
(Cost $338,134,944)		399,303,542

CORPORATE BONDS†† – 11.3%
Financial – 3.9%
Central Storage Safety Project Trust
4.82% due 02/01/38[2,5]	7,000,000	7,799,436
Wilton RE Ltd.
6.00%[6,7,8]	3,800,000	3,814,478
NFP Corp.
7.00% due 05/15/25[6]	2,050,000	2,193,500
United Shore Financial Services LLC
5.50% due 11/15/25[6]	1,100,000	1,156,617
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[6]	1,000,000	1,046,525
Pershing Square Holdings Ltd.
3.25% due 11/15/30[6]	1,000,000	1,011,500
QBE Insurance Group Ltd.
5.88%[6,7,8]	650,000	711,750
Total Financial		17,733,806

Consumer, Cyclical – 2.9%
Delta Air Lines, Inc.
7.00% due 05/01/25[2,6]	5,400,000	6,169,223

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

CORPORATE BONDS†† – 11.3% (continued)
Consumer, Cyclical – 2.9% (continued)
Hyatt Hotels Corp.
5.75% due 04/23/30[2]	$ 1,100,000	$ 1,309,383
Aramark Services, Inc.
6.38% due 05/01/25[6]	1,150,000	1,224,750
5.00% due 02/01/28[6]	70,000	73,587
JB Poindexter & Company, Inc.
7.13% due 04/15/26[6]	1,000,000	1,061,250
Titan International, Inc.
6.50% due 11/30/23	850,000	777,750
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[6]	600,000	650,445
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[6]	500,000	536,250
Vail Resorts, Inc.
6.25% due 05/15/25[6]	400,000	428,000
Marriott International, Inc.
5.75% due 05/01/25[2]	320,000	370,557
Performance Food Group, Inc.
6.88% due 05/01/25[6]	225,000	241,875
Boyd Gaming Corp.
8.63% due 06/01/25[6]	175,000	194,415
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[6]	175,000	172,921
Yum! Brands, Inc.
7.75% due 04/01/25[6]	100,000	110,750
Total Consumer, Cyclical		13,321,156

Industrial – 1.9%
Boeing Co.
5.81% due 05/01/50[2]	4,000,000	5,289,967
JELD-WEN, Inc.
6.25% due 05/15/25[6]	850,000	915,875
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[6]	600,000	636,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[2,6]	600,000	627,000
Howmet Aerospace, Inc.
6.88% due 05/01/25	350,000	407,645
Cleaver-Brooks, Inc.
7.88% due 03/01/23[6]	350,000	346,500
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	250,000	256,250
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[6]	75,000	81,750
Total Industrial		8,560,987

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

CORPORATE BONDS†† – 11.3% (continued)
Consumer, Non-cyclical – 1.2%
Tufts Medical Center, Inc.
7.00% due 01/01/38	$ 1,500,000	$ 2,074,272
US Foods, Inc.
6.25% due 04/15/25[6]	1,300,000	1,382,608
Sotheby’s
7.38% due 10/15/27[6]	1,000,000	1,050,000
Sabre GLBL, Inc.
9.25% due 04/15/25[6]	300,000	350,850
WEX, Inc.
4.75% due 02/01/23[6]	250,000	250,625
Carriage Services, Inc.
6.63% due 06/01/26[6]	150,000	158,727
Total Consumer, Non-cyclical		5,267,082

Basic Materials – 0.6%
United States Steel Corp.
12.00% due 06/01/25[6]	2,000,000	2,280,000
Kaiser Aluminum Corp.
6.50% due 05/01/25[6]	250,000	267,500
Arconic Corp.
6.00% due 05/15/25[6]	200,000	215,260
Mirabela Nickel Ltd.
due 06/24/19[5,9]	96,316	4,816
Total Basic Materials		2,767,576

Communications – 0.5%
Altice France S.A.
7.38% due 05/01/26[6]	950,000	997,500
Level 3 Financing, Inc.
5.38% due 05/01/25	572,000	587,187
T-Mobile USA, Inc.
6.00% due 04/15/24	500,000	509,565
CSC Holdings LLC
5.25% due 06/01/24	100,000	108,250
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	47,000	41,957
Total Communications		2,244,459

Energy – 0.2%
Husky Energy, Inc.
3.95% due 04/15/22	250,000	256,906
4.00% due 04/15/24	195,000	207,408
Buckeye Partners, LP
4.35% due 10/15/24	250,000	251,250

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

CORPORATE BONDS†† – 11.3% (continued)
Energy – 0.2% (continued)
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	$ 100,000	$ 115,428
Total Energy		830,992

Technology – 0.1%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[6]	300,000	304,875
NCR Corp.
8.13% due 04/15/25[6]	50,000	55,687
Total Technology		360,562
Total Corporate Bonds
(Cost $46,265,516)		51,086,620

SENIOR FLOATING RATE INTERESTS††,4 – 6.4%
Consumer, Non-cyclical – 2.2%
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25†††	2,814,375	2,715,872
Bombardier Recreational Products, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 05/24/27	1,995,000	2,022,431
Quirch Foods Holdings LLC
6.75% (3 Month USD LIBOR + 5.75% and 6 Month USD LIBOR + 5.75%,
Rate Floor: 6.75%) due 10/27/27	1,100,000	1,094,500
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	1,100,000	1,032,284
WellSky Corp.
due 02/09/25	1,000,000	980,000
Cambrex Corp.
due 12/04/26	900,000	900,000
HAH Group Holding Co LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27†††	890,000	881,100
BCPE Eagle Buyer LLC
5.25% (2 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	290,955	282,892
Endo Luxembourg Finance Co.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	98,977	95,884
Certara, Inc.
3.72% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24†††	80,396	79,391
Total Consumer, Non-cyclical		10,084,354

Consumer, Cyclical – 1.4%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	1,995,000	1,947,619
PAI Holdco, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/22/27	1,100,000	1,098,625
Mavis Tire Express Services Corp.
due 03/20/25	1,100,000	1,089,693

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,4 – 6.4% (continued)
Consumer, Cyclical – 1.4% (continued)
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	$ 922,232	$ 791,579
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	488,750	487,318
American Tire Distributors, Inc.
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	306,243	276,057
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	34,224	32,199
BBB Industries, LLC
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	254,825	240,937
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	148,846	146,948
Landrys, Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23	100,000	112,000
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	24,387	24,482
Total Consumer, Cyclical		6,247,457

Industrial – 1.1%
CapStone Acquisition Holdings, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	1,865,600	1,867,148
American Bath Group LLC
due 11/23/27	1,100,000	1,097,613
NA Rail Hold Co LLC (Patriot)
5.47% (3 Month USD LIBOR + 5.25%, Rate Floor: 5.25%) due 10/19/26	1,101,176	1,092,917
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	391,697	371,035
Bhi Investments LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	272,188	269,126
Diversitech Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/03/24	99,486	98,243
Total Industrial		4,796,082

Technology – 0.7%
Project Boost Purchaser LLC
due 06/01/26	950,000	942,086
Wrench Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/30/26†††	600,000	598,500
EIG Investors Corp.
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 02/09/23	450,638	449,755
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	419,360	405,828
Transact Holdings, Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	297,000	279,774

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,4 – 6.4% (continued)
Technology – 0.7% (continued)
24-7 Intouch, Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	$ 294,000	$ 274,890
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	285,663	273,285
Total Technology		3,224,118

Communications – 0.5%
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	962,500	907,503
Liberty Cablevision of Puerto Rico LLC
5.14% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	500,000	500,000
McGraw-Hill Global Education Holdings LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	420,894	396,781
Market Track LLC
5.25% (2 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 5.25%) due 06/05/24	241,875	212,850
Total Communications		2,017,134

Utilities – 0.3%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	1,110,000	1,106,304
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	238,302	235,771
Total Utilities		1,342,075

Energy – 0.1%
Matador Bidco SARL
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 10/15/26	497,500	490,037

Financial – 0.1%
Jefferies Finance LLC
3.19% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/03/26	295,500	289,714

Basic Materials – 0.0%
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	142,370	141,184
Total Senior Floating Rate Interests
(Cost $28,606,857)		28,632,155

ASSET-BACKED SECURITIES†† – 2.3%
Infrastructure – 1.0%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[6]	4,000,000	4,296,897

Collateralized Loan Obligations – 0.8%
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[5]	1,000,000	931,147

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount	Value

ASSET-BACKED SECURITIES†† – 2.3% (continued)
Collateralized Loan Obligations – 0.8% (continued)
Venture XX CLO Ltd.
2015-20A, 6.54% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%)
due 04/15/27[4,6]	$ 932,515	$ 569,422
NewStar Clarendon Fund CLO LLC
2015-1A, 4.56% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[4,6]	500,000	488,245
WhiteHorse VIII Ltd.
2014-1A, 4.76% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26[4,6]	500,000	284,939
WhiteHorse X Ltd.
2015-10A, 5.52% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[4,6]	500,000	282,521
Staniford Street CLO Ltd.
2014-1A, 3.75% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25[4,6]	250,000	240,938
Mountain Hawk II CLO Ltd.
2013-2A, 3.37% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[4,6]	250,000	234,510
Adams Mill CLO Ltd.
2014-1A, 5.24% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[4,6]	250,000	188,035
Avery Point V CLO Ltd.
2014-5A, 5.12% (3 Month USD LIBOR + 4.90%, Rate Floor: 0.00%) due 07/17/26[4,6]	250,000	178,040
BNPP IP CLO Ltd.
2014-2A, 5.46% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[4,6]	261,944	115,316
Total Collateralized Loan Obligations		3,513,113

Transport-Aircraft – 0.5%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[6,10]	1,457,276	1,321,979
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[6]	1,153,364	1,111,624
Total Transport-Aircraft		2,433,603
Total Asset-Backed Securities
(Cost $10,293,911)		10,243,613

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.1%
Military Housing – 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 1.94% (WAC) due 11/25/55[4,6,11]	7,093,733	496,845
2015-R1, 5.49% (WAC) due 11/25/52[4,5]	90,900	88,597
Total Military Housing		585,442
Total Collateralized Mortgage Obligations
(Cost $661,160)		585,442
Total Investments – 127.1%
(Cost $502,030,380)		$ 572,651,715
Other Assets & Liabilities, net – (27.1)%		(122,152,143)
Total Net Assets – 100.0%		$ 450,499,572

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 5.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 5.
†††	Value determined based on Level 3 inputs — See Note 5.
1	Affiliated issuer.
2	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of November 30, 2020, the total value of securities segregated was $180,680,639.
3	Zero coupon rate security.
4	Variable rate security. Rate indicated is the rate effective at November 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer.
The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $8,823,996 (cost $8,418,292), or 2.0% of total net assets — See Note 11.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2)
securities is $40,569,861 (cost $38,526,871), or 9.0% of total net assets.
7	Perpetual maturity.
8	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
9	Security is in default of interest and/or principal obligations.
10	Security is a step down bond with a 3.97% coupon rate until November 14, 2026. Future rate is
2.00% with a reset date of November 15, 2026.
11	Security is an interest-only strip.
12	Taxable municipal bond issued as part of the Build America Bond program.

LIBOR — London Interbank Offered Rate
SARL — Société à Responsabilité Limitée
USD — United States Dollar
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Trust’s investments at November 30, 2020 (See Note 5 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$5,597,584	$—	$43,492	$5,641,076
Warrants	228,994	—	—	228,994
Closed-End Funds	76,930,273	—	—	76,930,273
Municipal Bonds	—	399,303,542	—	399,303,542
Corporate Bonds	—	51,086,620	—	51,086,620
Senior Floating Rate Interests	—	23,595,084	5,037,071	28,632,155
Asset-Backed Securities	—	10,243,613	—	10,243,613
Collateralized Mortgage Obligations	—	585,442	—	585,442
Total Assets	$82,756,851	$484,814,301	$5,080,563	$572,651,715

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Unfunded Loan Commitments (Note 10)	$—	$—	$132,418	$132,418
Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $25,167,105 are categorized as Level 2 within the disclosure hierarchy — See Note 6.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2020, the Trust had securities with a total value of $2,715,872 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $371,528 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.
Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the period ended November 30, 2020, in which the company is an affiliated issuer, were as follows:
					Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares
Security Name	05/31/20	Additions	Reductions	(Loss)	(Depreciation)	11/30/20	11/30/20
Common Stocks
BP Holdco LLC*	$4,555	$–	$–	$–	$952	$5,507	15,619
Targus Group International
Equity, Inc.*	31,712	–	–	–	4,869	36,581	17,838
	$36,267	$–	$–	$–	$5,821	$42,088

* Non-income producing security.

See notes to financial statements.

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2020

ASSETS:
Investments in unaffiliated issuers, at value (cost $502,016,860)	$572,609,627
Investments in affiliated issuers, at value (cost $13,520)	42,088
Cash	976,049
Prepaid expenses	94,433
Receivables:
Interest	5,510,155
Fund shares sold	1,312,552
Dividends	135,589
Investments sold	99,000
Total assets	580,779,493
LIABILITIES:
Borrowings (Note 7)	95,359,544
Reverse repurchase agreements (Note 6)	25,167,105
Unfunded loan commitments, at value (Note 10)
(commitment fees received $408,169)	132,418
Interest due on borrowings	44,630
Payable for:
Investments purchased	9,025,500
Investment advisory fees	285,061
Offering costs	134,425
Professional fees	35,286
Trustees’ fees and expenses*	19,604
Other liabilities	76,348
Total liabilities	130,279,921
NET ASSETS	$450,499,572
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
19,533,977 shares issued and outstanding	$195,340
Additional paid-in capital	379,579,672
Total distributable earnings (loss)	70,724,560
NET ASSETS	$450,499,572
Shares outstanding ($0.01 par value with unlimited amount authorized)	19,533,977
Net asset value	$23.06
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 41

STATEMENT OF OPERATIONS	November 30, 2020
Six Months Ended November 30, 2020 (Unaudited)

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers (net of foreign withholding tax $2,110)	$11,826,231
Dividends from securities of unaffiliated issuers	1,866,030
Total investment income	13,692,261
EXPENSES:
Investment advisory fees	1,568,490
Interest expense	461,679
Professional fees	184,513
Fund accounting fees	72,183
Administration fees	59,266
Trustees’ fees and expenses*	42,941
Printing fees	33,120
Custodian fees	18,330
Registration and filing fees	12,810
Insurance	11,500
Transfer agent fees	10,430
Miscellaneous	6,529
Total expenses	2,481,791
Net investment income	11,210,470
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	126,159
Net realized gain	126,159
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	21,288,440
Investments in affiliated issuers	5,821
Net change in unrealized appreciation (depreciation)	21,294,261
Net realized and unrealized gain	21,420,420
Net increase in net assets resulting from operations	$32,630,890
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2020

	Six Months Ended
	November 30, 2020	Year Ended
	(Unaudited)	May 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,210,470	$22,642,688
Net realized gain on investments	126,159	3,132,690
Net change in unrealized appreciation (depreciation)
on investments	21,294,261	(11,252,237)
Net increase in net assets resulting from operations	32,630,890	14,523,141
Total distributions to shareholders	(14,494,327)	(26,938,831)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	17,789,616	30,421,565
Reinvestments of distributions	513,964	631,504
Common shares offering cost charged to paid-in-capital	(108,341)	(185,292)
Net increase in net assets resulting from shareholder transactions	18,195,239	30,867,777
Net increase in net assets	36,331,802	18,452,087
NET ASSETS:
Beginning of period	414,167,770	395,715,683
End of period	$450,499,572	$414,167,770

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 43

STATEMENT OF CASH FLOWS	November 30, 2020
Six Months Ended November 30, 2020 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$32,630,890
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(21,294,261)
Net realized gain on investments	(126,159)
Purchase of long-term investments	(132,230,321)
Proceeds from sale of long-term investments	80,342,005
Net proceeds from sale of short-term investments	1,064,747
Net accretion of discount and amortization of premium	(182,935)
Corporate actions and other payments	59,928
Commitment fees received and repayments of unfunded commitments	104,380
Decrease in interest receivable	1,004,288
Increase in dividends receivable	(3,098)
Increase in prepaid expenses	(93,362)
Increase investments sold receivable	(99,000)
Increase in investments purchased payable	8,467,355
Increase in investment advisory fees payable	33,244
Increase in interest due on borrowings	18,981
Decrease in trustees’ fees and expenses payable*	(3,685)
Decrease in professional fees payable	(68,943)
Increase in other liabilities	13,086
Net Cash Used in Operating and Investing Activities	$(30,362,860)
Cash Flows From Financing Activities:
Distributions to common shareholders	(13,980,363)
Proceeds from the issuance of common shares	17,502,327
Proceeds from borrowings	93,350,000
Payments made on borrowings	(8,500,000)
Proceeds from reverse repurchase agreements	81,381,680
Payments made on reverse repurchase agreements	(138,505,265)
Offering costs in connection with the issuance of common shares	(7,025)
Net Cash Provided by Financing Activities	$31,241,354
Net increase in cash	878,494
Cash at Beginning of Period	97,555
Cash at End of Period	$976,049
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$481,463
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$513,964
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2020

	Six Months
	Ended
	November 30, 2020		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016

Per Share Data:
Net asset value, beginning of period	$22.09		$22.71	$22.69	$23.30	$23.30	$23.35
Income from investment operations:
Net investment income(a)	0.58		1.27	1.30	1.48	1.59	1.48
Net gain (loss) on investments (realized and unrealized)	1.14		(0.38)	0.23	(0.58)	(0.04)	0.13
Total from investment operations	1.72		0.89	1.53	0.90	1.55	1.61
Less distributions from:
Net investment income	(0.75)		(1.51)	(1.43)	(1.35)	(1.55)	(1.64)
Capital gains	(—	)(g)	—	(0.08)	(0.16)	—	(0.02)
Total distributions to shareholders	(0.75)		(1.51)	(1.51)	(1.51)	(1.55)	(1.66)
Net asset value, end of period	$23.06		$22.09	$22.71	$22.69	$23.30	$23.30
Market value, end of period	$24.59		$23.20	$23.38	$21.44	$23.23	$22.28
Total Return(b)
Net asset value	8.00%		3.86%	7.11%	3.93%	6.81%	7.25%
Market value	9.52%		6.03%	16.81%	(1.23%)	11.62%	10.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$450,500		$414,168	$395,716	$395,221	$405,780	$405,820
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	1.14	%(f)	1.65%	1.68%	1.65%	1.54%	1.38%
Net investment income, including interest expense	5.13	%(f)	5.61%	5.82%	6.42%	6.80%	6.47%
Portfolio turnover rate	15%		25%	6%	8%	6%	7%
Borrowings – committted facility agreement (in thousands)	$95,360		$10,510	$44,510	$44,510	$47,509	$61,710
Asset Coverage per $1,000 of indebtedness(d)	$5,724		$40,409	$9,891	$9,879	$9,541	$7,576

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 45

FINANCIAL HIGHLIGHTS continued	November 30, 2020

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratios for the six months ended November 30, 2020 and the years ended May 31 would be:

November 30, 2020
(Unaudited)	2020	2019	2018	2017	2016
0.92%(f)	0.96%	0.95%	0.99%	1.00%	0.99%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings.
(e)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Trust as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.33%, 0.32%, 0.00%, 0.00%, 0.00%, and 0.00% for the six months ended November 30, 2020 and the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(f)	Annualized.
(g)	Less than $0.01 per share.
See notes to financial statements.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2020

Note 1 – Organization
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (formerly, Guggenheim Taxable Municipal Managed Duration Trust) (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Significant Accounting Policies
The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.
Valuations of the Trust’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

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If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual

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basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.
The Trust may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Trust and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

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(d) Interest on When-Issued Securities
The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translations
The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities, other than investments in securities, at the fiscal period end, resulting from changes in exchange rates.
(f) Distributions to Shareholders
The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(g) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of

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representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Offsetting
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse
Repurchase
Agreements	$25,167,105	$—	$25,167,105	$(25,167,105)	$—	$—
Note 4 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Trust portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

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Note 5 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 6 – Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the period ended November 30, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $36,951,923. The weighted average interest rate was 0.70%. As of November 30, 2020, there was $25,167,105 in reverse repurchase agreements outstanding.
As of November 30, 2020, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rates	Maturity Dates	Face Value

RBC Capital Markets, LLC	0.38%-0.45%*	Open Maturity	$ 12,217,629
Barclays Capital, Inc.	0.45%-0.50%*	Open Maturity	7,574,862
Citigroup Global Markets, Inc.	0.45%*	Open Maturity	3,262,990
BMO Capital Markets Corp.	0.40%*	Open Maturity	1,639,612
Credit Suisse Securities (USA) LLC	0.50%*	Open Maturity	472,012
			$ 25,167,105

*
The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2020.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2020, aggregated by asset class of the related collateral pledged by the Trust:
	Overnight and	Up to		Greater than
	Continuous	30 days	31-90 days	90 days	Total
Municipal Bonds	$14,296,072	$ —	$ —	$ —	$14,296,072
Corporate Bonds	10,871,033	—	—	—	10,871,033
Total Reverse Repurchase Agreements	$25,167,105	$ —	$ —	$ —	$25,167,105
Gross amount of recognized
liabilities for reverse
repurchase agreements	$25,167,105	$ —	$ —	$ —	$25,167,105
Note 7 – Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Effective September 1, 2020, the credit facility was amended to $100,000,000. Under the most recent amended terms, the interest rate on the amount borrowed is based on the 3-month LIBOR plus 83 basis points, and an unused commitment fee of 35 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2020, there was $95,359,544 outstanding in connection with

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the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $48,481,949 with a related average interest rate of 1.04%. The maximum amount outstanding during the period was $99,859,544. As of November 30, 2020, the total value of securities segregated and pledged as collateral in connection with borrowings was $134,820,298.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 8 – Federal Income Tax Information
The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.
At November 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax
			Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$502,030,380	$72,083,050	$(1,461,715)	$70,621,335

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As of May 31, 2020, (the most recent fiscal year end for federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

	Undistributed	Net Unrealized	Accumulated
Undistributed	Long-Term	Appreciation	Capital and
Ordinary Income	Capital Gain	(Depreciation)	Other Losses	Total
$442,243	$2,542,781	$49,602,973	$ —	$52,587,997
For the year ended May 31, 2020, (the most fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$26,938,831	$—	$26,938,831

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The Trust will not be able to offset gains distributed by an underlying fund in which it invests against its losses or the losses incurred in another underlying fund in which the Trust invests. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could also cause additional distributable gains to shareholders of the Trust. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Trust. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules. Capital gain dividends received by shareholders are taxed as long-term capital gains and may be subject to netting with capital gains and losses from other sources.
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 9 – Securities Transactions
For the period ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $132,230,321 and $80,342,005, respectively.
Note 10 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of November 30, 2020. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2020, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $45,860,341.

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Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$ 60,039	$ 532
CapStone Acquisition Holdings, Inc.	10/29/27	334,400	3,308
HAH Group Holding Co LLC	10/29/27	110,000	1,625
Solera LLC	12/02/22	2,205,635	31,386
Venture Global Calcasieu Pass LLC	08/19/26	1,200,000	95,567
		$ 3,910,074	$ 132,418
Note 11– Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	02/02/18	$ 7,249,700	$ 7,799,436
FDF I Ltd.
2015-1A, 7.50% due 11/12/30	04/22/16	990,475	931,147
Freddie Mac Military Housing Bonds Resecuritization
Trust Certificates 2015-R1, 5.49% (WAC) due 11/25/52[2]	09/10/19	90,900	88,597
Mirabela Nickel Ltd.
due 06/24/19[3]	12/31/13	87,217	4,816
		$ 8,418,292	$ 8,823,996

1	All or a portion of this security has been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements.
2
Variable rate security. Rate indicated is the rate effective at November 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

3	Security is in default of interest and/or principal obligations.
Note 12 – Capital

Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 19,533,977 shares issued and outstanding. Transactions in common shares were as follows:
	Period Ended	Year Ended
	November 30, 2020	May 31,2020
Beginning Shares	18,752,555	17,422,970
Shares issues through at-the-market offering	759,107	1,301,502
Shares issues through dividend reinvestment	22,315	28,083
Ending Shares	19,533,977	18,752,555
On October 16, 2019, the Trust’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On October 16, 2019, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 3,000,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

As of November 30, 2020, up to 939,391 shares remained available under the at-the-market sales agreement. The Adviser has paid the costs associated with the at-the market offering of shares and will be reimbursed by the Trust up to 0.60% of the offering price of commons shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred.
Note 13 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Trust’s investments and a shareholder’s investment in the Trust are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Trust, the Trust, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 14 – Subsequent Events
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	November 30, 2020

Federal Income Tax Information
In January 2021, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as of the U.S. federal tax status of the distributions received by you in the calendar year 2020.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 59

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Trustees
The Trustees of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2010	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present)
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
	Committee	(Chair of the	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Valuation
Oversight
Committee)
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Hunt Companies, Inc.
(1959)					(2019-present).
Former: Senior Leader, TIAA (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).
Donald A.	Trustee	Since 2014	Current: Retired.	156	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.[1]
(1946)			Former: Business broker and manager of commercial real estate, Griffith &
Blair, Inc. (1997-2017).
Jerry B. Farley[1]	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust
(1946)					(2000-present).

Former: Westar Energy, Inc. (2004-2018).

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Number
of Portfolios
	Position(s)	Term of Office		in Fund
Name, Address*	Held with	and Length of		Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Roman Friedrich III[1]	Trustee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company	156	Former: Zincore Metals, Inc.
(1946)			(1998-present).		(2009-2019).
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	156	Current: US Global Investors (GROW)
(1960)	Chair of the	(Trustee)	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(1995-present).
	Contracts		Lydon Media (2016-present).
	Review	Since 2020			Former: Harvest Volatility Edge Trust (3)
	Committee	(Chair of the			(2017-2019).
Contracts
Review
Committee)
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Momkus LLP (2016-present).	157	Current: PPM Funds (9) (2018 - present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
	and		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	Governance				Former: Western Asset Inflation-Linked
	Committee				Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 61

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (81) (2018-
(1958)	Chair of the	(Trustee)			present); SPDR Index Shares Funds (30)
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		(2018-present); SSGA Active Trust (14)
	Committee	Since 2020	Mortenson-Companies, Inc. (2007-2017).		(2018-present).
(Chair of the
		Audit Committee)			Former: SSGA Master Trust (1)
(2018-2020).
Ronald E.	Trustee,	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
Toupin, Jr.	Chair of the		Independent Directors Council (2013-present); Governor, Board of		Opportunities & Income Fund (2004-
(1958)	Board and		Governors, Investment Company Institute (2018-present).		2020); Western Asset Inflation-
	Chair of the				Linked Income Fund (2003-2020);
	Executive		Former: Member, Executive Committee, Independent Directors Council		Managed Duration Investment Grade
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Municipal Fund (2003-2016).
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	156	None.
(1961)	Vice President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	and Chief		(2014-present); Vice President, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer, certain other funds in the
		Since 2012	Fund Complex (2017-2019); Vice President, Associate General Counsel and
		(Vice President)	Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the
Predecessor Corporation.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust,
Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities
Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex
Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible &
Income Fund.
****	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust’s Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Trust’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 63

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Officers
The Officers of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupation(s)
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present).
(1966)	Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
William Rehder	Assistant	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
(1967)	Vice President

64 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Term of
Office
	Position(s)	and Length
Name, Address*	held with	of Time	Principal Occupation(s)
and Year of Birth	the Trust	Served**	During Past Five Years
Officers continued:
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial Officer,		Managing Director, Guggenheim Investments (2010-present).
Chief Accounting
	Officer and		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Treasurer		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 65

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

66 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 67

TRUST INFORMATION	November 30, 2020

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Angela Brock-Kyle	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Administrator and Accounting Agent
Amy J. Lee*	MUFG Investor Services (US), LLC
Rockville, MD
Thomas F. Lydon, Jr.
Custodian
Ronald A. Nyberg	The Bank of New York Mellon Corp.
New York, NY
Sandra G. Sponem
Legal Counsel
Ronald E. Toupin, Jr.,	Dechert LLP
Chairman	Washington, D.C.

* Trustee is an “interested person” (as defined	Independent Registered Public Accounting Firm
in Section 2(a)(19) of the 1940 Act)	Ernst & Young LLP
(“Interested Trustee”) of the Trust because of	Tysons, VA
her affiliation with Guggenheim Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT

TRUST INFORMATION continued	November 30, 2020

Privacy Principles of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
Paper copies of the Trust’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

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GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST SEMIANNUAL REPORT l 71

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/21)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-SAR-1120

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)  Not applicable for a semi-annual reporting period.
(b)  There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.

Item 13.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)  Not applicable.
(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
By:         /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date:      February 5, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer

Date:        February 5, 2021
By:          /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:        February 5, 2021